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                                                                   Exhibit 99.36

GE CAPITAL MORTGAGE SERVICES, INC.

AMENDED MONTHLY STATEMENT

JANUARY 1997

REMIC Multi-Class Pass-Through Certificates

Series 1996-15

     Pursuant to the Pooling and Servicing Agreement dated as of October 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee: With respect to the Agreement and as of the Determination Date for this month:

(a) The amounts below are for a Single Certificate of $1,000:

     i) The amount of such distribution allocable to principal:

Class 15-A1 ...   $   18.16100574             Class 15-A12 ..   $    0.00000000
Class 15-A2 ...   $    0.00000000             Class 15-A13 ..   $   25.95261832
Class 15-A3 ...   $    0.00000000             Class 15-PO ...   $    0.95845904
Class 15-A4 ...   $   25.95261839             Class 15-M ....   $    0.63206045
Class 15-A5 ...   $    0.63205277             Class 15-B1 ...   $    0.63206142
Class 15-A6 ...   $   18.68171748             Class 15-B2 ...   $    0.63206142
Class 15-A8 ...   $    0.00000000             Class 15-B3 ...   $    0.63205803
Class 15-A9 ...   $    0.00000000             Class 15-B4 ...   $    0.63206068
Class 15-A10 ..   $   13.87614070             Class 15-B5 ...   $    0.63205558
Class 15-A11 ..   $    0.00000000             Class 15-R ....   $    0.00000000
                                              Class 15-RL ...   $    0.00000000

     ii) Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to
          Section 2.02, 2.03(b) or 3.16, respectively, and any amounts deposited pursuant to Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date);

Class 15-A1 ...   $   17.24289221             Class 15-A12 ..   $    0.00000000
Class 15-A2 ...   $    0.00000000             Class 15-A13 ..   $   24.64060673
Class 15-A3 ...   $    0.00000000             Class 15-PO ...   $    0.91000499
Class 15-A4 ...   $   24.64060679             Class 15-M ....   $    0.00000000
Class 15-A5 ...   $    0.60009990             Class 15-B1 ...   $    0.00000000
Class 15-A6 ...   $   17.73727983             Class 15-B2 ...   $    0.00000000

Class 15-A8 ...   $    0.00000000             Class 15-B3 ...   $    0.00000000

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Class 15-A9 ...   $    0.00000000             Class 15-B4 ...   $    0.00000000
Class 15-A10 ..   $   13.17464472             Class 15-B5 ...   $    0.00000000
Class 15-A11 ..   $    0.00000000             Class 15-R ....   $    0.00000000
                                              Class 15-RL ...   $    0.00000000

     iii) The amount of such distribution to the Certificateholders of each class, allocable to Interest; Pay-out Rate:

Class 15-A1 ...   $    6.13353410             Class 15-A13 ..   $    5.06963944
Class 15-A2 ...   $    6.29166659             Class 15-A14 ..   $    1.82507037
Class 15-A3 ...   $    6.45833351             Class 15-M ....   $    6.45024173
Class 15-A4 ...   $    5.67799635             Class 15-B1 ...   $    6.45024277
Class 15-A5 ...   $    6.45024265             Class 15-B2 ...   $    6.45024277
Class 15-A6 ...   $    5.19023222             Class 15-B3 ...   $    6.45023912
Class 15-A7 ...   $    2.16600232             Class 15-B4 ...   $    6.45023646
Class 15-A8 ...   $    6.45833363             Class 15-B5 ...   $    6.45023846
Class 15-A9 ...   $    0.00000000             Class 15-S ....   $    0.40981065
Class 15-A10 ..   $    6.28082167             Class 15-R ....   $    0.00000000
Class 15-A11 ..   $    6.45833499             Class 15-RL ...   $    0.00000000
Class 15-A12 ..   $    6.45833286

     iv)  Accrual Amount:

              Class 15-A9 ...............   $     64,457.31

     v)   The amount of servicing compensation received by
          the Company during the month preceding the month
          of distribution ..................................         0.23508091

(b) The amounts below are for the aggregate of all Certificates.

     vi)  The Pool Scheduled Principal Balances of each
          Mortgage Pool on the preceding Due Date after
          giving effect to all distributions allocable to
          principal made on such Distribution
          Date .............................................    $244,938,417.31

          The aggregate number of Mortgage Loans included in
          the Scheduled Principal Balance set forth
          above ............................................                871

     vii) The Class Certificate Principal Balance of each
          Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such

          Distribution Date:

                                        Class Certificate           Single
                                        Principal Balance    Certificate Balance

                    Class 15-A1 ...      $  4,940,835.66               963.20
                    Class 15-A2 ...      $ 43,670,000.00             1,000.00
                    Class 15-A3 ...      $ 22,972,900.00             1,000.00
                    Class 15-A4 ...      $ 56,885,550.22               947.42
                    Class 15-A5 ...      $ 23,624,203.66               998.12

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                    Class 15-A6 ...      $ 25,035,801.46               962.15
                    Class 15-A7 ...      $ 25,035,801.46               962.15
                    Class 15-A8 ...      $  1,397,746.00             1,000.00
                    Class 15-A9 ...      $ 10,044,944.75             1,019.50
                    Class 15-A10 ..      $  4,453,056.25               958.64
                    Class 15-A11 ..      $  2,266,146.00             1,000.00
                    Class 15-A12 ..      $  7,000,000.00             1,000.00
                    Class 15-A13 ..      $ 28,442,774.64               947.42
                    Class 15-A14 ..      $ 28,442,774.64               947.42
                    Class 15-PO ...      $    429,872.29               996.89
                    Class 15-M ....      $  4,382,822.51               998.12
                    Class 15-B1 ...      $  3,130,587.22               998.12
                    Class 15-B2 ...      $  3,130,587.22               998.12
                    Class 15-B3 ...      $  1,252,235.29               998.12
                    Class 15-B4 ...      $    751,341.17               998.12
                    Class 15-B5 ...      $  1,127,012.97               998.12
                    Class 15-S ....      $228,190,360.84               974.67
                    Class 15-R ....      $          0.00                 0.00
                    Class 15-RL ...      $          0.00                 0.00

    viii) The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage
          Loan:

          book value .......................................    $             0
          unpaid principal balance .........................    $             0
          number of related mortgage loans .................                  0

     ix)  The aggregate number and aggregate Principal
          Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were;

         (a)  delinquent
            (1)  30-59 days
             Number                10       Principal Balance   $  2,687,104.15
            (2)  60-89 days
             Number                 0       Principal Balance   $          0.00
            (3)  90 days or more

             Number                 0       Principal Balance   $          0.00

         (b)  in foreclosure
             Number                 0       Principal Balance   $          0.00

     x)   The Scheduled Principal Balance of any Mortgage
          Loan replaced pursuant to Section 2.03(b), and of
          any Modified Mortgage Loan purchased pursuant to
          Section 3.01(c); .................................    $          0.00

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     xi)  The Certificate Interest Rates, applicable to the
          Interest Accrual Period relating to such Distribution Date:

              Class 15-A6: ..............          6.350000%
              Class 15-A7: ..............          2.650000%
              Class 15-A13: .............          6.250000%
              Class 15-A14: .............          2.250000%
              Class 15-S: ...............          0.498170%

          The Certificate Interest Rates, applicable to the current Interest Accrual Period:

              Class 15-A6: ..............          6.100000%
              Class 15-A7: ..............          2.900000%
              Class 15-A13: .............          6.000000%
              Class 15-A14 ..............          2.500000%

     xii) The Senior Percentage for such Distribution Date;           94.429800%

          The Junior Percentage for such Distribution Date;            5.570200%

    xiii) The Senior Prepayment Percentage for such
          Distribution Date; ...............................         100.000000%

          The Junior Prepayment Percentage for such
          Distribution Date; ...............................           0.000000%